Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 of Community West Bancshares fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very  truly  yours,

/s/  Stephen W. Haley
---------------------
Stephen W. Haley
President and Chief Operating Officer


/s/  Philip  E.  Guldeman
-------------------------
Philip  E.  Guldeman
Chief  Financial  Officer

Dated:  November  13,  2002